UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 2, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                       0-20859                    75-2287752
   (State or other           (Commission File Number)           (IRS Employer
    jurisdiction                                             Identification No.)
   of incorporation)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         On April 2, 2007, the United States Patent and Trademark Office (USPTO) issued first actions in the reexamination proceedings of three U.S. patents covering human embryonic stem cells. The patents - U.S. Patent Nos. 5,843,780, 6,200,806 and 7,029,913 - are assigned to the Wisconsin Alumni Research Foundation (WARF) and are licensed to Geron pursuant to a January 2002 license agreement. In the first USPTO actions, all claims of the three patents were rejected as unpatentable. The next stage in the reexamination proceedings will be the filing of a response by WARF. The reexaminations were requested by the Foundation for Taxpayer and Consumer Rights and the Public Patent Foundation.

         The Company's Press Release, dated April 2, 2007, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                      None.

                  (b) Pro Forma Financial Information.

                      None.

                  (c) Shell Company Transactions.

                      None.

                  (d) Exhibits.

                      99.1 Press Release dated April 2, 2007.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GERON CORPORATION


Date: April 3, 2007                            By: /s/ David L. Greenwood
                                                   -----------------------------
                                                   David L. Greenwood
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                Description
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99.1           Press Release dated April 2, 2007.